Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 12 – INCOME TAXES

The Company accounts for income taxes in accordance with ASC 740 which prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim period, disclosure and transition. There were no unrecognized tax benefits as of December 31, 2018 and 2017.

The Company’s loss before income taxes from US and Foreign sources for the years ended December 31, 2018 and 2017, are as follows:

	2018	2017
United States	$(8,775,452)	$(15,488,668)
Outside United States	(1,221,919)	(1,964,180)
Loss before income taxes	$(9,997,371)	$(17,452,848)

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2018 and 2017:

	2018	2017
US Federal Statutory Tax Rate	21.00%	34.00%
State taxes	4.35%	3.63%
Permanent items	—	(5.94%)
Amortization of Discount - APIC	—	2.04%
NOL True-Ups	(2.48%)	(2.78%)
Change in tax rates	—	(23.88%)
Change in valuation allowance	(27.82%)	(7.07%)

	0.00%	0.00%

The tax effects of temporary differences that give rise to deferred tax assets and liabilities as of December 31, 2018 and 2017 are summarized as follows:

	2018	2017
Deferred Tax Assets
Net Operating Loss	$5,981,004	$4,305,729
Stock Options	5,890,565	5,276,885
Charitable Contributions	1,267	1,267
Basis Difference in Intangible Assets	99,296	39,125
Basis Difference Fixed Assets	5,096	—
Accrued Payroll	42,939	97,127
Valuation Allowance	(11,983,078)	(9,559,975)
Total Deferred Tax Asset	37,089	160,158

Debt Discounts	(27,086)	(115,553)
Debt Issuance Costs	(10,003)	(42,667)
Basis Difference Fixed Assets	—	(1,938)
Total Deferred Tax Liability	(37,089)	(160,158)

Net Deferred Tax Asset	$—	$—

As of December 31, 2011, the Company has available federal net operating loss carry forward of $19.9 million and state net operating loss carry forwards of $19.9 million, the most significant of which expire from 2020 until 2037. Additionally, the Company has income tax net operating loss carryforwards related to our international operations which have an indefinite life.

The Company assess the recoverability of its net operating loss carry forwards and other deferred tax assets and records a valuation allowance to the extent recoverability does not satisfy the “more likely than not” recognition criteria. The Company continues to maintain the valuation allowance until sufficient positive evidence exists to support full or partial reversal. As of December 31, 2018 the Company had a valuation allowance totaling $12.0 million against its deferred tax assets, net of deferred tax liabilities, due to insufficient positive evidence, primarily consisting of losses within the taxing jurisdictions that have tax attributes and deferred tax assets.

The Tax Cuts and Jobs Act of 2017 was signed into law on December 22, 2017. The law included significant changes to the US Corporate income tax system, including a Federal corporate rate reduction from 35% to 21%, limitations on the deductibility of interest expense and executive compensation and the transition of US international taxation from a worldwide tax system to a territorial tax system. As the Company is not currently a taxpayer due to ongoing operating losses, the impact on the financial statements is not material. We have reflected the lower rates in the calculation above in the December 31, 2018 information.